JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

July 20, 2015
Dear Contract Owner:
Enclosed is a notice of a Special Meeting of Shareholders of the JNL/Franklin Templeton Natural Resources Fund, formerly known as Curian/Franklin Templeton Natural Resources Fund (the "Franklin Templeton Fund" or the "Acquired Fund"), a series of Jackson Variable Series Trust ("JVST").  The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on August 31, 2015, at 9:30 a.m., Eastern Time (the "Meeting").  At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.
JVST's Board of Trustees (the "JVST Board") called the Meeting to request shareholder approval of the reorganization (the "Reorganization") of the Acquired Fund into the JNL/BlackRock Commodity Securities Strategy Fund (the "Acquiring Fund"), a series of the JNL Series Trust ("JNLST").
The JVST Board has approved this proposal.
Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC ("JNAM"), and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in an Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.
Pending shareholder approval, on September 25 , 2015 or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the "Closing Date"), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions ("Divisions") of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs (together, the "Programs").  In addition to the Acquiring Fund Division there are other Divisions investing in mutual funds that seek long-term capital growth.  If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the Reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the Reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about September 2 8 , 2015.

If you want to change your allocation instructions as to your future premium payments or the Programs, or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an "Insurance Company") is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on July 6, 2015.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.
You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Mark D. Nerud
President and Chief Executive Officer
JNL Series Trust

JACKSON VARIABLE SERIES TRUST

JNL/Franklin Templeton Natural Resources Fund

1 Corporate Way
Lansing, Michigan 48951
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 31, 2015
________________________

To the Shareholders:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/Franklin Templeton Natural Resources Fund, formerly known as Curian/Franklin Templeton Natural Resources Fund (the "Franklin Templeton Fund" or the "Acquired Fund"), a series of Jackson Variable Series Trust ("JVST") will be held on August 31, 2015, at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the "Meeting").

The Meeting will be held to act on the following proposals:
1.	To approve the Plan of Reorganization, adopted by the JVST's Board of Trustees (the "JVST Board"), which provides for the reorganization of the Franklin Templeton Fund into the JNL/BlackRock Commodity Securities Strategy Fund, a series of the JNL Series Trust.
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.
Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the "Contract Owners") issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an "Insurance Company") who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company ("Separate Account") will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.
You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on July 6, 2015.  If you attend the Meeting, you may vote or give your voting instructions in person.
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY
Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.  If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The JVST Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the JVST Board,

Mark D. Nerud
President & Chief Executive Officer

July 20, 2015
Lansing, Michigan

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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/FRANKLIN TEMPLETON NATURAL RESOURCES FUND
A SERIES OF THE JACKSON VARIABLE SERIES TRUST

TO BE HELD ON AUGUST 31, 2015
DATED:  JULY 20, 2015
GENERAL
These Contract Owner Voting Instructions are being furnished by Jackson National Life Insurance Company ("Jackson National"), or Jackson National Life Insurance Company of New York (each, an "Insurance Company" and, together, the "Insurance Companies"), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the "Contracts") (the "Contract Owners") who, as of July 6, 2015 (the "Record Date"), had net premiums or contributions allocated to the investment divisions of their separate accounts (the "Separate Accounts") that are invested in shares of the JNL/Franklin Templeton Natural Resources Fund, formerly known as Curian/Franklin Templeton Natural Resources Fund (the "Franklin Templeton Fund" or "Acquired Fund"), a series of Jackson Variable Series Trust ("JVST").
JVST is a Massachusetts business trust registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the "Shares") held by its Separate Accounts, as to how it should vote on the reorganization proposal (the "Proposal") to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the "Meeting").  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a series of the JNL Series Trust ("JNLST") that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about July 20, 2015.
HOW TO INSTRUCT AN INSURANCE COMPANY
To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.
If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.
The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract's account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company's voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-
i

dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.
HOW AN INSURANCE COMPANY WILL VOTE
An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal.
OTHER MATTERS
The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the JVST.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.
If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.
It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

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PROXY STATEMENT

for

JNL/Franklin Templeton Natural Resources Fund, a series of the Jackson Variable Series Trust

and

PROSPECTUS

for

JNL/BlackRock Commodity Securities Strategy Fund, a series of the JNL Series Trust

Dated
July 20, 2015

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the "Contracts") (the "Contract Owners") issued by Jackson National Life Insurance Company ("Jackson National") or Jackson National Life Insurance Company of New York (each, an "Insurance Company" and together, the "Insurance Companies") who, as of July 6, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company's separate accounts (the "Separate Accounts") that are invested in shares of beneficial interest in the JNL/Franklin Templeton Natural Resources Fund, formerly known as Curian/Franklin Templeton Natural Resources Fund (the "Franklin Templeton Fund" or the "Acquired Fund"), a series of Jackson Variable Series Trust ("JVST"), an open-end management investment company registered with the Securities and Exchange Commission ("SEC"). The purpose of this Proxy Statement/Prospectus is for shareholders to vote on a Plan of Reorganization, adopted by the Trust's Board of Trustees, which provides for the reorganization of the Franklin Templeton Fund into the JNL/BlackRock Commodity Securities Strategy Fund (the "BlackRock Fund" or the "Acquiring Fund"), a series of the JNL Series Trust ("JNLST").
This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of July 6, 2015.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of JVST (the "JVST Board") of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on August 31, 2015, at 9:30 a.m., Eastern Time, or any adjournment or adjournments thereof (the "Meeting").
THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

The proposal described in this Proxy Statement/Prospectus is as follows:
Proposal	Shareholders Entitled to Vote on the Proposal
1.      To approve the Plan of Reorganization, adopted by JVST's Board of Trustees, which provides for the reorganization of the Franklin Templeton Fund into the JNL/BlackRock Commodity Securities Strategy Fund (the "BlackRock Fund"), a series of the JNL Series Trust ("JNLST").
Shareholders of the Franklin Templeton Fund
The reorganization referred to in the above proposal is referred to herein as the "Reorganization."  The BlackRock Fund is herein referred to as the "Acquiring Fund."
This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about JNLST has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about July 20, 2015.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by JNLST.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:
1.	The Prospectus and Statement of Additional Information of JVST, each dated April 27, 2015, as supplemented, with respect to the Franklin Templeton Fund (File Nos. 333-177369 and 811-22613);
2.	The Prospectus and Statement of Additional Information of JNLST, each dated April 27, 2015, as supplemented, with respect to the BlackRock Fund (File Nos. 033-87244 and 811-8894);
3.	The Annual Report to Shareholders of JVST with respect to the Franklin Templeton Fund for the fiscal year ended December 31, 2014 (File Nos. 333-177369 and 811-22613);
4.	The Annual Report to Shareholders of JNLST with respect to the BlackRock Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);
5.	The Statement of Additional Information dated July 20, 2015, relating to the Reorganization (File No s . 333-205053 and 333- 205054 ).
For a free copy of any of the above documents, please call or write to the phone numbers or address below.
Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the Annual Reports listed above, which have been furnished to Contract Owners.  Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.
JNLST is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy material, reports and other information about the Trust at the SEC's Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy material, reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at

http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

SUMMARY
You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.
The Proposed Reorganization
The proposed Reorganization is as follows:
Proposal	Shareholders Entitled to Vote on the Proposal
1.        To approve the Plan of Reorganization, adopted by JVST's Board of Trustees, which provides for the reorganization of the Franklin Templeton Fund into the JNL/BlackRock Commodity Securities Strategy Fund (the "BlackRock Fund"), a series of the JNL Series Trust ("JNLST").
Shareholders of the Franklin Templeton Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of July 6, 2015 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a "Fund" and collectively, the "Funds.")
The Acquired Fund has one share class ("Acquired Fund Shares").  The Acquiring Fund's shares are divided into two classes, designated Class A shares ("Acquiring Fund Shares") and Class B shares.
The Plan of Reorganization provides for:
•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund's net assets;
•	the Acquiring Fund's assumption of all the liabilities of the Acquired Fund;
•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and
•	the complete termination of the Acquired Fund.
A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in "Comparison of Investment Objectives, Principal Policies and Strategies" and "Comparison of Principal Risk Factors" below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in "Additional Information about the Acquiring Fund" below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.
The Reorganization is expected to be effective as of the close of business on September 25 , 2015, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the "Closing Date").  As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such shareholder would hold, immediately after the Closing Date, Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund would become indirectly invested in shares of the Acquiring Fund. The Contract value of each such Contract Owner would be invested indirectly, immediately after the Closing Date, in Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the

Acquired Fund shares in which the Contract Owner invested indirectly as of the Closing Date.  It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see "Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization" below for further information.
JVST's Board of Trustees (the "JVST Board") unanimously approved the Plan of Reorganization with respect to the Franklin Templeton Fund.  Accordingly, the JVST Board is submitting the Plan of Reorganization for approval by the Acquired Fund's shareholders.  In considering whether to approve the proposal ("Proposal"), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under "Voting Information").  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.  The JVST Board recommends that you vote "FOR" the Proposal to approve the Plan of Reorganization.
PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE FRANKLIN TEMPLETON FUND INTO THE BLACKROCK FUND.
This Proposal requests the approval of Franklin Templeton Fund shareholders of the Plan of Reorganization pursuant to which the Franklin Templeton Fund will be reorganized into the BlackRock Fund.
In considering whether you should approve this Proposal, you should note that:
•
The Funds have generally compatible investment objectives.  The Franklin Templeton Fund seeks high total return, consisting of capital appreciation and current income, while the BlackRock Fund seeks long-term capital growth.

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In addition to having generally compatible investment objectives, the Funds share some similarities in their principal investment strategies in seeking to achieve those objectives.  Both Funds invest in equity securities and other instruments that provide exposure to the natural resources sector.  The Franklin Templeton Fund invests in the equity and debt securities of companies in the natural resources sector, which includes companies that own, produce, refine, process, transport, and market natural resources and companies that provide related services.  The Franklin Templeton Fund may invest a portion of its assets in smaller capitalization companies.  The BlackRock Fund invests in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The BlackRock Fund may invest in securities of any market capitalization.  Currently, the BlackRock Fund utilizes two strategies and invests approximately 50% to 75% of its assets in the "Natural Resources Strategy," and 25% to 50% of its assets in the "Commodity Strategy."  Under the "Natural Resources Strategy," the BlackRock Fund will invest in companies active in the extraction, production, processing and trading of natural resources, and may invest in companies that obtain the majority of their revenues by financing the foregoing activities.  Under the "Commodity Strategy," the BlackRock Fund seeks to gain exposure to commodities by investing in certain instruments and derivatives that provide exposure to commodities and investing up to 25% of its total assets in a wholly-owned subsidiary formed in the Cayman Islands that may invest directly in commodities ("Cayman Subsidiary").  However, the BlackRock Fund is expected to undergo a strategy change , which will be implemented and effective as of the Closing Date , to remove the "Commodity Strategy" and increase the "Natural Resources Strategy" to 100% of the Fund's assets.  In connection with this strategy change, it is anticipated that the BlackRock Fund will no longer invest in certain instruments and derivatives that provide exposure to commodities or in its Cayman Subsidiary.  However, even given the BlackRock Fund's proposed strategy change, there are some differences of which you should be aware.  The Franklin Templeton Fund may invest more than 50% of its total assets in foreign securities including emerging market securities, while the BlackRock Fund does not have a corresponding investment strategy.  In addition, the BlackRock Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), while the Franklin Templeton Fund is a diversified fund.  Because the Franklin Templeton Fund is a diversified fund, which is a fundamental policy that requires a shareholder vote to change, a shareholder vote is necessary in order to effectuate the Reorganization.  In general, a non-diversified fund may invest more of its assets in fewer issuers than a diversified mutual fund.  For a detailed comparison of each Fund's investment policies and strategies, see "Comparison of Investment Objectives, Principal Policies and Strategies" below.

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The Funds also have some overlap in their risk profiles, although there are differences of which you should be aware.  Each Fund's principal risks include concentration risk, derivatives risk, equity securities risk, foreign regulatory risk, foreign securities risk, liquidity risk, managed portfolio risk, and sector risk.  The Franklin Templeton Fund, however, also is subject to convertible securities risk, industry concentration risk, investment style risk, and small cap investing risk, while these generally are not principal risks for the BlackRock Fund.  In addition, the principal risks of investing in the BlackRock Fund also include commodity-linked derivatives risk, commodity-linked notes risk, commodities regulatory and tax risk, commodity risk, credit risk, fixed income risk, forward foreign currency exchange contracts risk, interest rate risk, market risk, mid-capitalization investing risk, non-diversification risk, prepayment risk, subsidiary risk, swaps risk, and tax risk, which are not principal risks of investing in the Franklin Templeton Fund.  However, it also should be noted that, following the proposed strategy change that is anticipated to take effect on the Closing Date, commodity-linked derivatives risk, commodity-linked notes risk, commodities regulatory and tax risk, commodity risk, and subsidiary risk will no longer be principal risks of the BlackRock Fund.  For a detailed comparison of each Fund's risks, see both "Comparison of Principal Risk Factors" below and Appendix B.

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Jackson National Asset Management, LLC ("JNAM" or the "Adviser") currently serves as the investment adviser and administrator for each Fund and would continue to manage and administer the BlackRock Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from JNLST's Board of Trustees, to appoint, dismiss and replace each Fund's unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval.  However, any amendment to an advisory agreement between JNAM and JVST or JNLST, respectively, that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  JNAM has appointed one sub-adviser to manage the assets of the Franklin Templeton Fund – Franklin Advisers, Inc.  JNAM also has appointed two co-sub-advisers to manage the assets of the BlackRock Fund – BlackRock Investment Management, LLC ("BIM") and BlackRock International Limited ("BIL," and collectively with BIM, the "Co-Sub-Advisers").  However, as a result of the strategy change to remove the "Commodity Strategy" of the BlackRock Fund, BIL will no longer serve as a co-sub-adviser after the Reorganization.  Therefore, it is anticipated that BIM will solely continue to sub-advise the BlackRock Fund after the Reorganization.  For a detailed description of JNAM and the BlackRock Fund's co-sub-advisers, please see "Additional Information about the Acquiring Fund - The Adviser" and "Additional Information about the Acquiring Fund - The Sub-Adviser" below.

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The Franklin Templeton Fund and the BlackRock Fund had net assets of approximately $37.3 million and $1,074.7 million, respectively, as of March 31, 2015.  Thus, if the Reorganization had been in effect on that date, the Franklin Templeton Fund combined with the BlackRock Fund (the "Combined Fund") would have had net assets of approximately $1,112 million.

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Shareholders of the Franklin Templeton Fund will receive Class A shares of the BlackRock Fund pursuant to the Reorganization.  Class A shares of the BlackRock Fund were selected because of their similarities to the current shares of the Franklin Templeton Fund given that both have distribution and/or service fees ("12b-1 fees") of 0.20%.  Because both the Acquired Fund Shares and Acquiring Fund Shares have the same 12b-1 fees, there will not be any negative impact to Contract Owners by receiving Class A shares of the BlackRock Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 (the "Code").  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see "Comparative Fee and Expense Tables," "Additional Information about the Reorganization" and "Additional Information about the Acquiring Fund" below for more information.

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T he management fees and the total annual fund operating expense ratio for the BlackRock Fund, following the Reorganization, will be lower than that of the Franklin Templeton Fund.  For a more detailed comparison of the fees and expenses of the Funds, please see "Comparative Fee and Expense Tables" and "Additional Information about the Acquiring Fund" below.

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The maximum management fee for the Franklin Templeton Fund is equal to an annual rate of 0.80% of its average daily net assets, while the maximum management fee for the BlackRock Fund is equal to an annual rate of 0.70% of its average daily net assets.  The administrative fee payable to JNAM, as the administrator of the Franklin Templeton Fund and the BlackRock Fund, is 0.15% for each Fund.  For a more detailed description of the fees and expenses of the Funds, please see "Comparative Fee and Expense Tables" and "Additional Information about the Acquiring Fund" below.

•
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the BlackRock Fund.  It is not expected that the BlackRock Fund will revise any of its investment policies following the Reorganization to reflect those of the Franklin Templeton Fund.  However, as discussed above, the BlackRock Fund is expected to amend its investment strategy to remove its "Commodity Strategy" and focus only on investments under its "Natural Resources Strategy."  It is possible that the certain of the Franklin Templeton Fund's holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the BlackRock Fund's investment process. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund's realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

•
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  Each Fund will bear its proportionate share of the transaction expenses , which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable ("Transaction Costs"), associated with the Reorganization.  Such Transaction Costs are estimated to be $12,348.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  Please see "Additional Information about the Reorganization" below for more information.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2014, and certain expenses have been restated to reflect current fees, as noted.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2014.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund: Franklin Templeton Fund[3]	Acquiring Fund: BlackRock Fund – Class A	Pro Forma BlackRock Fund – Class A (assuming expected operating expenses if the Reorganization is approved)
Management Fee	0.80%	0.62%	0.62%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.20%	0.20%
Other Expenses[1]	0.16%	0.15%	0.15%
Acquired Fund Fees and Expenses[2]	0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.17%	0.97%	0.97%

1 "Other Expenses" for each Fund includes an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC.

2 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.

3 Expense information has been restated to reflect current fees.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:
•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund's operating expenses remain the same as they were as of December 31, 2014, as restated above; and
•	You redeem your investment at the end of each time period.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin Templeton Fund	$119	$372	$644	$1,420
BlackRock Fund – Class A	$99	$309	$536	$1,190
Pro Forma BlackRock Fund – Class A (assuming expected operating expenses if the Reorganization is approved)	$99	$309	$536	$1,190

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance.  For the fiscal year ended December 31, 2014, the portfolio turnover rates for the Franklin Templeton Fund and the BlackRock Fund were 66% and 22%, respectively, of the average value of the Fund.

Comparison of Investment Adviser and Sub-Advisers
The following table compares the investment adviser and sub-adviser of the BlackRock Fund with those of the Franklin Templeton Fund.

Acquiring Fund	Acquired Fund
BlackRock Fund	Franklin Templeton Fund
Investment Adviser Jackson National Asset Management, LLC Investment Co-Sub-Advisers* BlackRock Investment Management, LLC and BlackRock International Limited	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Franklin Advisers, Inc.
* Following the Reorganization only BlackRock Investment Management, LLC will continue as sub-adviser to the BlackRock Fund.
Comparison of Investment Objectives, Principal Policies and Strategies
The following table compares the investment objectives and principal investment policies and strategies of the BlackRock Fund with those of the Franklin Templeton Fund.  A Board of Trustees may change the investment objective of a Fund without a vote of the Fund's shareholders.  For more detailed information about each Fund's investment strategies and risks, see Appendix B.
Acquiring Fund	Acquired Fund
BlackRock Fund	Franklin Templeton Fund
Investment Objective The investment objective of the Fund is to seek long-term capital growth.	Investment Objective The investment objective of the Fund is to seek high total return (consisting of capital appreciation and income).
Principal Investment Strategies
The Fund seeks to meet its objective by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.
Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% to 75% of its assets in the "Natural Resources Strategy," and 25% to 50% of its assets in the "Commodity Strategy."  The "Natural Resources Strategy" will focus on companies active in the extraction, production, and processing of commodities and raw materials.  The "Commodity Strategy" will focus on investments in commodity securities.
To gain exposure in natural resources, the Fund will invest in companies active in the extraction, production, processing and trading of natural resources, including, but not limited to: chemicals; building materials; metal and other raw materials; timber and paper products; agriculture products (e.g. fertilizer and chemicals); containers and packaging, as well as companies in the energy resources sector.  The Fund may invest in companies that obtain the majority of their revenues by financing the foregoing activities.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector.  The Fund invests predominantly in equity securities, primarily common stock.  For the Fund's investment purposes, Franklin Advisers, Inc., the Fund's sub-adviser (in this table, the "Sub-Adviser"), considers the natural resources sector to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related services.  The sector includes, for example, the following industries:  integrated oil, oil and gas exploration and production, energy equipment services and technology, gold and other precious metals, steel and iron ore production, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources, and environmental services.  In addition to its investment in companies in the natural resources sector, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

To gain exposure to commodities, the Fund may invest in certain securities, instruments or derivatives that provide exposure to commodities, including, but not limited to: commodity-linked derivative instruments, commodity-linked structured notes, futures, forwards, and options.  The Fund may hold a portion of its portfolio in fixed income securities.  The Fund does not intend to invest directly in commodities.
No comparable strategy.
No comparable strategy.
The Fund may invest a portion of its assets in smaller capitalization companies, which the Sub-Adviser generally considers to be companies with market capitalizations of less than $1.5 billion at the time of the Fund's investment.  The Sub-Adviser anticipates that, under normal market conditions, the Fund will invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 50% of its total assets in foreign securities including emerging market securities.  The Fund may also invest in American Depositary Receipts.

No comparable strategy.
The Sub-Adviser is a research driven, fundamental investor, pursuing a growth strategy.  As a "bottom-up" investor focusing primarily on individual securities, the Sub-Adviser seeks companies that have identifiable drivers of future earnings growth and that present, in the Sub-Adviser's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments, such as structured notes, and other investment vehicles that exclusively invest in precious metals, such as exchange-traded funds ("ETFs"), which are designed to provide this exposure without the Fund's direct investment in physical commodities or commodities futures contracts. The Fund will seek to gain that exposure primarily by investing up to 25% of the value of its total assets in JNL/BlackRock Commodity Securities Strategy Fund Ltd., a wholly owned subsidiary of the Fund formed in the Cayman Islands ("Subsidiary"), which invests primarily in commodity-related instruments (which may include commodity options and futures, swaps on commodity futures, ETFs that invest in commodities, and commodity-linked structured notes) and commodities (collectively, "Commodities"). The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in Commodities subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. The Subsidiary is advised by JNAM and has the same money managers as the Fund. JNLST's President and Vice President, who are the President and Chief Operating Officer, respectively, of JNAM, serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with JNAM for the management of the Subsidiary's portfolio, pursuant to which JNAM has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays.
No comparable strategy.
The Fund is a "non-diversified" fund, as defined in the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.	No comparable strategy.

Comparison of Principal Risk Factors
An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund's shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For additional information about each principal risk and other applicable risks, see Appendix B.
	Acquiring Fund	Acquired Fund
Risks	BlackRock Fund	Franklin Templeton Fund
Commodity-linked derivatives risk	X
Commodity-linked notes risk	X
Commodities regulatory and tax risk	X
Commodity risk	X
Concentration risk	X	X
Convertible securities risk		X
Credit risk	X
Derivatives risk	X	X
Equity securities risk	X	X
Fixed income risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Forward foreign currency exchange contracts risk	X
Industry concentration risk		X
Interest rate risk	X
Investment style risk		X
Liquidity risk	X	X
Managed portfolio risk	X	X
Market risk	X
Mid-capitalization investing risk	X
Non-diversification risk	X
Prepayment risk	X
Sector risk	X	X
Small cap investing risk		X
Subsidiary risk	X
Swaps risk	X
Tax risk	X

Comparison of Fundamental Policies
Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the BlackRock Fund with those of the Franklin Templeton Fund.
Acquiring Fund	Acquired Fund
BlackRock Fund	Franklin Templeton Fund
(1) The Fund shall be a "non-diversified company," as such term is defined under the1940 Act.	The Fund shall be a "diversified company."
(2) The Fund may invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)      The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).  Such limitations do not apply to the Fund's wholly-owned subsidiary.
Same.
(5)      The Fund may not lend any security or make any other loan if, as a result more than 33 1/3% of the Fund's total assets would be lent to other parties (this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

Substantially similar.  The Fund may not lend any security or make any other loan, except to the extent permitted by the 1940 Act the rules and regulations thereunder, and any applicable exemptive relief.

(6)      The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7)      The Fund may not invest more than 15% of its net assets in illiquid securities.  This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of the 1933 Act, which have been determined to be liquid in accord with guidelines established by the Fund's Board of Trustees.
No corresponding fundamental policy.
(8)      The Fund may not issue senior securities except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.
Substantially similar. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(9) No corresponding fundamental policy.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
Comparative Performance Information
The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns compared with those of broad-based securities market indices which have performance characteristics similar to those of the Funds.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Franklin Templeton Fund – Calendar Year Total Returns

Best Quarter (ended 6/30/2014): 10.97%; Worst Quarter (ended 12/31/2014): -21.83%

BlackRock Fund (Class A) – Calendar Year Total Returns

Best Quarter (ended 6/30/2009): 21.22%; Worst Quarter (ended 9/30/2008): -35.60%

Franklin Templeton Fund – Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (February 6, 2012)
Franklin Templeton Fund	-20.60%	-8.85%
S&P North American Natural Resources Index (reflects no deduction for fees, expenses or taxes)	-9.77%	-0.47%

BlackRock Fund (Class A) – Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Class (January 16, 2007)
BlackRock Fund (Class A)	-14.25%	0.59%	0.58%
Bloomberg Commodity Index (reflects no deduction for fees, expenses, or taxes)	-17.01%	-5.53%	-4.35%
75% MSCI Natural Resources Index (Net), 25% Bloomberg Commodity Index (reflects no deduction for fees, expenses, or taxes)	-8.77%	1.70%	1.80%
MSCI Natural Resources Index (Net) (reflects no deduction for fees, expenses, or taxes)	-5.99%	4.07%	3.72%
Capitalization
The following table shows the capitalization of each Fund as of December 31, 2014 and of the BlackRock Fund on a pro forma combined basis as of December 31, 2014 after giving effect to the proposed Reorganization.  The actual net assets of the Franklin Templeton Fund and the BlackRock Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many Class A shares of the BlackRock Fund will be received by shareholders of Franklin Templeton Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the BlackRock Fund that will actually be received.

	Net Assets		Net Asset Value Per Share	Shares Outstanding
Franklin Templeton Fund	$56,779,132		$5.99	9,485,711
BlackRock Fund – Class A	$1,118,642,888		$9.57	116,859,368
Adjustments	$(12,348	)(a)		(3,553,968	)(b)
Pro forma BlackRock Fund – Class A (assuming the Reorganization is approved)	$1,175,409,672		$9.57	122,791,111
(a)  The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  Each Fund will bear its proportionate share of the T ransaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $12,348.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.
(b)  The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Franklin Templeton Fund to reflect the exchange of shares of the BlackRock Fund.
The Reorganization provides for the acquisition of all the assets and all the liabilities of the Franklin Templeton Fund by the BlackRock Fund.  If the Reorganization had taken place on December 31, 2014, the Franklin Templeton Fund would have received 5,931,743 Class A shares of the BlackRock Fund.
After careful consideration, the JVST Board of Trustees unanimously approved the Plan of Reorganization with respect to the Franklin Templeton Fund.  Accordingly, the JVST Board has submitted the Plan of Reorganization for approval by the Franklin Templeton Fund's shareholders.  The JVST Board recommends that you vote "FOR" this Proposal.
*            *            *            *            *
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Terms of the Plan of Reorganization
The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization , a copy of which is attached as Appendix A.
If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by JVST, and the Class A shares of the Acquiring Fund distributed to the shareholders of the Acquired Fund in the redemption of the Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund Class A shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).
It is anticipated that the Reorganization will be consummated as of the close of business on September 25 , 2015, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the "Closing Date"), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold ("non-permitted investments").

Description of the Securities to Be Issued
The shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by JNLST when issued and will have no preemptive or conversion rights.
JNLST may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in JNLST.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  JNLST reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of JNLST.
JNLST currently offers two classes of shares, Class A and Class B, for the Acquiring Fund.  JNLST has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund's Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund's assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.
JVST Board Considerations
At a meeting of the JVST Board held on May 14, 2015, JNAM recommended that the JVST Board consider and approve the Reorganization.  In connection with the proposed Reorganization, the Board, including the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of JVST ("Independent Trustees"), considered written memoranda and other supporting materials provided by JNAM and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization.  The JVST Board considered that the Reorganization is part of an overall rationalization of the funds offered by JVST and JNLST (together, the "Fund Complex"), and is intended to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans.  The JVST Board also considered that, by recommending the Reorganization, JNAM seeks to ensure that the Fund Complex offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners.  In addition, the JVST Board noted that, as a result of the Reorganization, JNAM seeks to increase the assets under management in the Acquiring Fund and achieve additional economies of scale.  The JVST Board noted that approval of the proposed Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund.  In determining whether to recommend approval of the Reorganization, the JVST Board considered many factors, including:
•
Investment Objectives and Investment Strategies.  The JVST Board considered that the proposed Reorganization, if approved by the Acquired Fund's shareholders, will permit Contract Owners and others with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with a generally compatible investment objective.  The JVST Board discussed the Funds' investment objectives, noting that the Acquired Fund seeks high total return (consisting of capital appreciation and income), while the Acquiring Fund seeks long-term capital growth.  The JVST Board also noted that the Acquired Fund invests at least 80% of its net assets in the equity and debt securities of companies in the natural resources sector and that the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.  The JVST Board reviewed the Acquiring Fund's investment strategies, noting that it invests in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as in fixed income securities.  The JVST Board noted that the Fund currently utilizes two strategies, and invests 50-75% of its assets in the Natural Resources Strategy, and 25-50% of its assets in the Commodity Strategy.  The JVST Board considered management's assertion that in September 2015, the Acquiring Fund is expected to undergo a strategy change that will remove the Fund's Commodity Strategy altogether and increase the allocation to the Natural Resources Strategy to 100% of the portfolio, and it discussed how this will make the Acquiring Fund's investment strategies and portfolio holdings more similar to those of the Acquired Fund.  In addition, the JVST Board considered certain differences between the Funds, even after the Acquiring Fund's anticipated strategy change.  For example, the JVST Board considered, among other things, that the Acquired Fund may invest more than 50% of its total assets in foreign securities, including emerging market securities, while the Acquiring Fund does not have a corresponding investment strategy, and that the Acquiring Fund is non-diversified under the 1940 Act, while the Acquired Fund is a diversified fund.

•
Operating Expenses.  The JVST Board noted that, if approved by the Acquired Fund's shareholders, the Reorganization will result in management fees and a total expense ratio that is lower than that of the Acquired Fund currently.  The JVST Board reviewed expense information for the twelve months ended March 31, 2015, and noted that the Acquired Fund had a total expense ratio that was higher than the total expense ratio of the Class A shares of the Acquiring Fund.  The JVST Board also noted that the management fee schedule payable to JNAM by the Acquired Fund was higher than the management fee schedule payable to JNAM by the Acquiring Fund.  The JVST Board also considered the effective management fee and the total expense ratios for the Combined Fund on a pro forma basis for the twelve months ended March 31, 2015.

•
Larger Asset Base.  The JVST Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a substantially larger asset base than that of the Acquired Fund currently.  As of March 31, 2015, the Acquired Fund had assets of $37.3 million as compared to assets of $1,074.7 million for the Acquiring Fund.  The JVST Board noted management's statement that the Acquired Fund has not gained much traction with investors.  The JVST Board considered management's belief that reorganizing the Acquired Fund into the Acquiring Fund is the best way to offer Contract Owners and other investors the ability to benefit from economies of scale.

•
Performance.  The JVST Board noted that, in general, the Acquiring Fund has better performance than the Acquired Fund, though both Funds had negative returns for the three-month, one-year and three-year periods ended March 31, 2015.  The JVST Board considered that the Acquired Fund underperformed its benchmark (the S&P North American Natural Resources Index) and the Acquiring Fund for the one-year and three-year periods ended March 31, 2015, as well as for the 2013 and 2014 calendar years.  The JVST Board also reviewed the performance of the BlackRock Fund's Natural Resources Strategy as an approximation of the performance for the Acquiring Fund without its Commodity Strategy, noting that it has generally had better performance than the Acquired Fund during the periods considered, though it also did have negative returns in the three-month, one-year and three-year periods ended March 31, 2015.  The JVST Board took into account that the Acquired Fund has a relatively short track record, as it commenced operations on February 6, 2012.  The JVST Board also took into account the Funds' risk adjusted performance for the one-year and three-year periods ended March 31, 2015.

•
Investment Adviser and Other Service Providers.  The JVST Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and service providers (other than the Fund's sub-advisers).  It considered that the Acquired Fund will have the same investment adviser and other service providers after the Reorganization as it has currently.  It considered that the custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same after the Reorganization.  The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization.  The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.  The JVST Board discussed the Funds' sub-advisers, noting that the Acquiring Fund is sub-advised by two co-sub-advisers, BIM and BIL, while the Acquired Fund is sub-advised by Franklin Advisers, Inc.  The JVST Board took into account management's statement that the Combined Fund will be sub-advised by BIM and BIL and management's high level of conviction in BIM and BIL.

•
Tax Consequences of Reorganization.  The JVST Board considered that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization.  It is expected that the Reorganization will be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds.  The Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund that are Separate Accounts, in light of their tax-favored status.

•
Costs of Reorganization.  The JVST Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM.  Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $12,348.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.

In summary, in determining whether to recommend approval of the Reorganization, the JVST Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund's shareholders', Contract Owners', and plan participants' interests; (2) the compatibility of the Funds' investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund's shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal tax consequences of the Reorganization; and (8) the costs of the Reorganization.  The JVST Board also considered alternative options available for the Acquired Fund.  In determining whether to recommend approval of the Reorganization, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors.
For the reasons described above, the JVST Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund's Contract Owners and other investors would not be diluted as a result of the Reorganization.  At the JVST Board meeting held on May 14, 2015, the JVST Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund's performance may be affected by one or more risk factors. For a detailed description of a Fund's risk factors, please see Appendix B "More Information on Strategies and Risk Factors."

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization. It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Funds.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Management of JNLST
This section provides information about JNLST, the Adviser, and the Sub-Advisers for the Acquiring Fund.
The Trust
JNLST is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the JNLST's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, the management of the business and affairs of JNLST is the responsibility of its Board of Trustees.  The Acquiring Fund is a series of JNLST.
The Adviser
Jackson National Asset Management, LLC ("JNAM"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to JNLST and provides JNLST with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.
JNAM acts as investment adviser to JNLST pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of JNLST, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days' notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, JNLST pays JNAM a fee in respect of each Fund as described in that Fund's Prospectus.
JNAM and JNLST, together with other investment companies of which JNAM is investment adviser, have been granted an exemption from the SEC that allows JNAM to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order also allows JNAM to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and JNLST that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  JNAM provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated.

Management Fees
As compensation for its services, JNAM receives a fee from JNLST computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee JNAM receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.
Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Most Recent Fiscal Year (Annual Rate Based on Average Net Assets)
BlackRock Fund	$0 to $300 million Over $300 million	0.70% 0.60%	0.62%

JNAM selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of JNLST. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of JNLST.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of JNLST.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to JNAM and the Board of Trustees of JNLST with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.
As compensation for its services for the Acquiring Fund, the Co-Sub-Advisers receive a sub-advisory fee that is payable by JNAM.  The sub-advisory fee schedule is set forth below:
Acquiring Fund	Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
BlackRock Fund	$0 to $100 million $100 million - $400 million Over $400 million	0.40% 0.29% 0.20%

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements is available in JNLST's Annual Report to shareholders for the year ended December 31, 2014.
In addition to the investment advisory fee, the Acquiring Fund pays to JNAM ("Administrator") an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.
Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
BlackRock Fund	All Assets	0.15%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, Independent Trustees liability insurance, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.

The Sub-Adviser
The Acquiring Fund's investments are selected by BIM and BIL, the Fund's co-sub-advisers.  However, following the Reorganization, the Acquiring Fund will be sub-advised only by BIM.  The following table describes the Acquiring Fund's co-sub-advisers, portfolio managers, and each portfolio manager's business experience.  Information about the portfolio managers' compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in JNLST's Statement of Additional Information dated April 27, 2015, as supplemented.
Acquiring Fund	Co-Sub-Advisers & Portfolio Managers	Business Experience
BlackRock Fund
BlackRock Investment Management, LLC
1 University Square, Princeton, New Jersey 08540

BlackRock International Limited*
40 Torphichen Street, Edinburgh, United Kingdom EH3 8JB

Portfolio Managers
Robert M. Shearer, CFA
Robert Shimell**

Robert Shearer, Managing Director and portfolio manager, is the lead portfolio manager for the Equity Dividend Fund and the BlackRock Natural Resources Fund.  Mr. Shearer's service with the firm dates back to 1997, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BIM in 2006. At MLIM, he managed the Merrill Lynch World Natural Resources Portfolio. Prior to joining MLIM, Mr. Shearer was a vice president with David L. Babson & Company, Inc., at Concert Capital Management, Inc. as a Vice President and Sector Manager and at Fiduciary Trust Company International as a Vice President.  Mr. Shearer earned a BSc degree in economics at the University of Wisconsin in 1978, an MA degree in international management at Thunderbird, School of Global Management in 1982, and an MBA degree from the University of Wisconsin in 1985.

Robert Shimell, Director and investment strategist, is a member of BlackRock's Institutional Index Equity team. Mr. Shimell's service with the firm dates back to 2004, including his years with Barclays Global Investors (BGI), which merged with BIM in 2009. At BGI, he was an investment strategist in the Institutional Index Equity team. Prior to joining BGI, he was a business analyst and project manager at Invesco UK Limited.  Mr. Shimell earned a degree, with first class honours, in construction and project management from University College London in 1999 and an MSc degree, with distinction, in international securities, investment and banking from the ICMA Business School for Financial Markets in 2004.

* Following the Reorganization only BlackRock Investment Management, LLC will continue as sub-adviser to the BlackRock Fund.
** Following the Reorganization, Robert Shimell will no longer serve as Portfolio Manager for the BlackRock Fund.

Additional Information
Classes of Shares
JNLST has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses."  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract owners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements
Jackson National Life Distributors LLC (the "Distributor"), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to JNLST. JNLST has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").  The Board of Trustees of JNLST, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, certain funds of JNLST will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to interests.  The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.
The Distributor also has certain relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.
Payments to Broker-Dealers and Financial Intermediaries
Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web-site for more information.
Investment in JNLST Shares
Shares of JNLST are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value ("NAV"). There is no sales charge.
Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of any such publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the JNLST's Board of Trustees in accordance with Rule 22c-1 under the 1940 Act .  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day's NAV per share.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.
The JNLST Board of Trustees has adopted procedures pursuant to which JNAM may determine, subject to JNLST Board verification, the "fair value" of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the "fair value" of a security shall be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.
The JNLST Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the "Pricing Policies and Procedures" adopted by the Board of Trustees of JNLST.
The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund's NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund's shares.
Because the calculation of the Acquiring Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund's NAV ("time-zone arbitrage").  Accordingly, the JNLST's procedures for pricing of portfolio securities also authorize JNAM, subject to verification by the JNLST Trustees, to determine the "fair value" of such foreign securities for purposes of calculating the Acquiring Fund's NAV.  When fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in the Acquiring Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining the Acquiring Fund's NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund's NAV may differ from quoted or published prices for the same securities.
These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.
All investments in JNLST are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  JNLST does not issue share certificates.

"Market Timing" Policy
The interests of the Acquiring Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as "market timing."  The Acquiring Fund is not intended as a vehicle for market timing.  The JNLST Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.
The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with JNLST to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.
In addition to identifying any potentially disruptive trading activity, the Acquiring Fund's Board of Trustees has adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The JNLST's "fair value" pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund's "fair value" pricing policy is described under "Investment in JNLST Shares" above.
The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.
Share Redemption
Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which JNLST and the New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day's NAV per share.
JNLST may suspend the right of redemption only under the following unusual circumstances:
•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions
The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.
Tax Status
The Acquiring Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the JVST and JNLST, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.
The Acquiring Fund is treated as a corporation separate from JNLST for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company.
Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and certain other registered investment companies, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.
The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund's and the Acquiring Fund's operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.
The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. Each Fund's financial statements are included in the Annual Reports, which are available upon request.

Jackson Variable Series Trust Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data				Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Franklin Templeton Natural Resources Fund

12/31/2014	$9.53	$0.04	$(1.97)	$(1.93)	$–	$(1.61)	$5.99	(20.60	) %	$56,779	66%	1.26%	1.26%	0.44%
12/31/2013	8.80	0.02	0.74	0.76	–	(0.03)	9.53	8.65		138,821	46	1.27	1.27	0.26
12/31/2012 *	10.00	0.00	(1.14)	(1.14)	(0.04)	(0.02)	8.80	(11.41)		166,367	52	1.31	1.31	0.00

* Commenced operations on February 6, 2012.
(a) Annualized for periods less than one year.
(b) Per share data calculated using average shares method.
(c)  Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Portfolio turnover is not annualized for periods of less than one year.  Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

JNL Series Trust Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(c)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/BlackRock Commodity Securities Strategy Fund(d)
Class A
12/31/2014	$11.16	$0.03	$(1.62)	$(1.59)	$–	$–	$9.57	(14.25)%	$1,118,643	22%	0.97%	0.97%	0.22%
12/31/2013	10.23	0.01	0.96	0.97	(0.04)	–	11.16	9.51	1,454,041	23	0.97	0.97	0.13
12/31/2012	10.15	0.03	0.05	0.08	–	–	10.23	0.79	1,458,953	11	0.98	0.98	0.26
12/31/2011	11.02	(0.02)	(0.79)	(0.81)	(0.06)	–	10.15	(7.37)	1,052,317	14	0.98	0.98	(0.21)
12/31/2010	9.41	0.08	1.56	1.64	(0.03)	–	11.02	17.44	1,000,238	102	1.00	1.00	0.87

(a)	Calculated using the average shares method.
(b)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)
Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions. Securities sold short are considered long term investments for purposes of calculating portfolio turnover.

(d)	Consolidated Financial Statements starting year ended December 31, 2013.

VOTING INFORMATION
The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.
The Meeting
The Meeting will be held at 9:30 a.m. Eastern Time, on August 31, 2015, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Franklin Templeton Fund into the BlackRock Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.
The Board fixed the close of business on July 6, 2015, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
Quorum and Voting
The By-laws of JVST, dated September 7, 2011, as amended April 27, 2015, provide that except as otherwise provided by law, JVST's Agreement and Declaration of Trust or the By-laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the JVST Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business.  A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The Agreement and Declaration of Trust for JVST, dated September 7, 2011, as amended April 27, 2015 (the "JVST Declaration of Trust"), is only applicable to the Franklin Templeton Fund.  The JVST Declaration of Trust provides that JVST or any series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the JVST property or trust property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the shares of JVST or such series outstanding and entitled to vote and present in person or by proxy at a meeting of shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of JVST or such series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of JVST or such series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the Independent Trustees, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
Required Vote
The JVST Declaration of Trust confers on shareholders a right to vote on consolidation or termination of a series of that Trust under certain circumstances. In the event of a shareholder vote, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.
Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions
Both JVST and JNLST are organized as Massachusetts business trusts.  Shares of JVST and JNLST currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of JVST and JNLST are sold to certain funds of both Trusts organized as funds- of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.
Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.
Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on August 27, 2015 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.
Proxy and Voting Instruction Solicitations
The Board of JVST is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of JVST, JNLST, JNAM or officers or employees of the Insurance Companies.
JNAM, as JVST's administrator, has retained the services of Computershare Fund Services ("Computershare"), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $8,758.
The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  JVST does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.
Adjournments
Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of JVST receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions
Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.
Outstanding Shares and Principal Shareholders
The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of July 6, 2015, the JVST Trustees and officers of JVST, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.
Because the shares of the Funds are sold only to the Insurance Companies, certain funds of JVST and JNLST organized as funds-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in JVST and JNLST as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of JVST and JNLST.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.
Fund	Total Number of Outstanding Shares
Franklin Templeton Fund	5,430,908.37

As of the Record Date, July 6, 2015, no persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record .

*            *            *            *            *

APPENDIX A
PLAN OF REORGANIZATION

JACKSON VARIABLE SERIES TRUST
JNL/FRANKLIN TEMPLETON NATURAL RESOURCES FUND

JNL SERIES TRUST
JNL/BLACKROCK COMMODITY SECURITIES STRATEGY FUND

This Plan of Reorganization has been entered into on September 25 , 2015, by JACKSON VARIABLE SERIES TRUST (the "JVST"), a Massachusetts business trust, on behalf of its JNL/FRANKLIN TEMPLETON NATURAL RESOURCES FUND, formerly known as Curian/Franklin Templeton Natural Resources Fund (the "Franklin Templeton Fund," or the "Acquired Fund"), and JNL SERIES TRUST (the "JNLST"), a Massachusetts business trust, on behalf of its JNL/BLACKROCK COMMODITY SECURITIES STRATEGY FUND (the "BlackRock Fund," or the "Acquiring Fund").
WHEREAS, JVST and JNLST are both registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), each as an open-end management investment company, and each has established several separate series of shares ("funds"), with each fund having its own assets and investment policies;
WHEREAS the JVST's Board of Trustees, including a majority of the Trustees who are not interested persons of JVST, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions described herein;
WHEREAS the JNLST's Board of Trustees, including a majority of the Trustees who are not interested persons of JNLST, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquiring Fund, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions described herein;
WHEREAS Article II, Section 1 of JVST's Declaration of Trust, dated September 7, 2011, as amended April 27, 2015 (the "JVST Declaration of Trust"), authorizes the Board of Trustees to conduct the business of JVST and carry on its operations; and
WHEREAS Article IV, Section 3 of the JNLST's Declaration of Trust, dated June 1, 1994 (the "JNLST Declaration of Trust"), authorizes the Board of Trustees to conduct the business of JNLST and carry on its operations; and
WHEREAS the JVST's Board of Trustees, including a majority of the Trustees who are not interested persons of JVST, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;
WHEREAS this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");
NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be September 18, 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an "Exchange") is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either the JVST or JNLST Board of Trustees, accurate appraisal of the value of either the Acquired Fund's or the Acquiring Fund's net assets and/or the net asset value per Class A share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, JNLST shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by JNLST on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of JVST or JNLST.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of JVST's shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the JVST Board of Trustees.  The JVST Trust's Board of Trustees and management of JVST shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents, and obtaining a consent from an independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

7.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transactions described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.  The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

A copy of each of the JVST Declaration of Trust and the JNLST Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of JNLST individually, but only binding on the assets and properties of JNLST.
IN WITNESS WHEREOF, Jackson Variable Series Trust, on behalf of the Franklin Templeton Fund and JNL Series Trust on behalf of the BlackRock Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, President and CEO

Attest:
Susan S. Rhee, Vice President

JACKSON VARIABLE SERIES TRUST

By:
Mark D. Nerud, President and CEO

Attest:
Susan S. Rhee, Vice President

APPENDIX B
More Information on Strategies and Risk Factors
JNL/BlackRock Commodity Securities Strategy Fund (Class A)

Investment Objective.  The investment objective of the JNL/BlackRock Commodity Securities Strategy Fund is to seek long-term capital growth.

Principal Investment Strategies.  The Fund seeks to meet its objective by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% to 75% of its assets in the "Natural Resources Strategy," and 25% to 50% of its assets in the "Commodity Strategy."  The "Natural Resources Strategy" will focus on companies active in the extraction, production, and processing of commodities and raw materials.  The "Commodity Strategy" will focus on investments in commodity securities.

To gain exposure in natural resources, the Fund will invest in companies active in the extraction, production, processing and trading of natural resources, including, but not limited to: chemicals; building materials; metal and other raw materials; timber and paper products; agriculture products (e.g. fertilizer and chemicals); containers and packaging, as well as companies in the energy resources sector.  The Fund may invest in companies that obtain the majority of their revenues by financing the foregoing activities.

To gain exposure to commodities, the Fund may invest in certain securities, instruments or derivatives that provide exposure to commodities, including, but not limited to: commodity-linked derivative instruments, commodity-linked structured notes, futures, forwards, and options.  The Fund may hold a portion of its portfolio in fixed income securities.  The Fund does not intend to invest directly in commodities.

Natural Resources Strategy.  The Fund chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to natural resource-related economic sectors the Fund's management believes have more favorable pricing power than other natural resource related sectors. "Bottom up" means that the Fund also selects investments based on management's assessment of the earning prospects of individual companies.

When assessing individual companies, the Fund seeks to invest in companies that the Fund's management believes are relatively undervalued. A company's stock is undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, rate of return on capital, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

The Fund attempts to identify companies that are undervalued based on relative price-earnings, price-to-book, and price-to-cash-flow ratios. In seeking to identify such companies, Fund management considers which of the companies that meet its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management.

Commodity Strategy.  The Commodity Strategy seeks total return and is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index.  To pursue this goal, it primarily invests in commodity-linked derivative instruments.  To meet coverage and collateral requirements associated with these derivative investments, and invest excess cash, the Fund may hold a portion of its portfolio in fixed income securities.  To comply with the Internal Revenue Code of 1986, as amended, the commodity-linked derivatives purchased will primarily be commodity-linked structured notes, and the Fund will limit its direct investments in commodity-linked swap agreements and futures such that the income derived from commodity-linked swap agreements and futures is limited to a maximum of 10% of the Fund's annual gross income.

A commodity-linked structured note contains a return component based on a security, index, or other measure.  Performance of the particular index will affect performance of the commodity-linked structured note.  These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.  A portion of the commodity-linked structured notes may be tied to the Bloomberg Commodity Index, which is an index comprised of commodity futures, including, but not limited to: aluminum; coffee; gold, natural gas, silver, unleaded gasoline, and wheat.  The commodities in the Bloomberg Commodity TR USD Index may change.  The principal value of commodity-linked structured notes held by the Commodities Portfolio is expected to equal between 0% and 25% of the Commodity Strategy's net assets at the time of investment, which percentage may be higher or lower as the value of the Bloomberg Commodity Index changes.

Investments in other commodity-linked derivative instruments may have different exposures to other commodities.  The Commodity Strategy may purchase single commodity-related instruments, such as, futures contracts on oil.  It should be noted that other commodity-linked derivative instruments may have different contract terms, such as different roll dates, reset dates, or contract months other than those specified by a particular commodity index.  As a result, the commodity-linked derivatives component may deviate from the returns of the Bloomberg Commodity Index.  Due to volatility in the commodities and natural resources markets, there can be no guarantee that the Commodity Strategy will outperform the Bloomberg Commodity Index.

The Fund may invest, irrespective of currency and regardless of the issuer's country of origin, in convertible bonds and warrants, rights, provided that the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.  Furthermore, the Fund may invest in listed and equity-linked notes, which is an instrument whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index, provided the underlying equities relate to companies permitted under the terms of the Fund's investment policy.  Investments in equity-linked notes, together with convertible bonds and warrants may not exceed 15% of the net assets of the Fund.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments, such as structured notes, and other investment vehicles that exclusively invest in precious metals such as ETFs, which are designed to provide this exposure without the Fund's direct investment in physical commodities or commodities futures contracts. The Fund will seek to gain that exposure primarily by investing in the Subsidiary. The Subsidiary invests primarily in Commodities. The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in Commodities subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. The Fund will limit its investments in the Subsidiary to 25% of the value of its total assets.

The Subsidiary is advised by JNAM and has the same money managers as the Fund. JNLST's President and Vice President, who are the President and Chief Operating Officer, respectively, of JNAM, serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with JNAM for the management of the Subsidiary's portfolio, pursuant to which JNAM has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

During September 2015, the Fund is expected to undergo a strategy change to remove its commodity sleeve, which is upwards of 25% of the current BlackRock Fund's strategy, and modify the natural resources sleeve allocation to 100% of the Fund's strategy.  In conjunction with this strategy change, the Fund will also be renamed the JNL/BlackRock Global Natural Resources Strategy Fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Commodity-linked derivatives risk
•	Commodity-linked notes risk
•	Commodities regulatory and tax risk
•	Commodity risk
•	Concentration risk
•	Credit risk
•	Derivatives risk
•	Equity securities risk
•	Fixed income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Forward foreign currency exchange contracts risk
•	Interest rate risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization risk
•	Non-diversification risk
•	Prepayment risk
•	Sector risk
•	Subsidiary risk
•	Swaps risk
•	Tax risk

Please see the "Glossary of Risks" section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund's Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Asset-based securities risk
•	Borrowing risk
•	Convertible securities risk
•	Counterparty risk
•	Currency risk
•	Depositary receipts risk
•	Emerging markets and less developed countries risk
•	Indexed and inverse securities risk
•	Investment in other investment companies risk
•	Investment style risk
•	Leverage risk
•	Liquidity risk
•	Model risk
•	Repurchase agreements, purchase and sale contracts risk
•	Restricted securities risk
•	Rule 144A securities risk
•	Settlement risk
•	Small cap investing risk
•	Temporary defensive positions and large cash positions risk
•	When-issued and delayed delivery securities and forward commitments risk

JNL/Franklin Templeton Natural Resources Fund

Investment Objective.  The investment objective of the JNL/Franklin Templeton Natural Resources Fund (the "Fund") is to seek high total return (consisting of capital appreciation and income).

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the equity and debt securities of companies in the natural resources sector.  For the Fund's investment purposes, Franklin Advisers, Inc., the Fund's sub-adviser (the "Sub-Adviser"), considers the natural resources sector to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related services.  The sector includes, for example, the following industries:  integrated oil, oil and gas exploration and production, energy equipment services and technology, gold and other precious metals, steel and iron ore production, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, alternative energy sources, and environmental services.  In addition to its investment in companies in the natural resources sector, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of foreign or U.S. issuer.

Under normal market conditions, the Fund invests primarily in equity securities and debt securities convertible into equity securities.  The Fund predominantly invests in equity securities, primarily in common stock.  An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder.  Bonds, notes, and debentures are examples of debt securities.  Convertible securities have characteristics of both debt securities (which is frequently the form in which they are first issued) and equity securities (which is what they can be converted into).

The Fund may invest a portion of its assets in smaller capitalization companies, which the Sub-Adviser generally considers to be companies with market capitalizations of less than $1.5 billion at the time of the Fund's investment.

The Sub-Adviser anticipates that, under normal market conditions, the Fund will invest more of its assets in U.S. securities than in securities of any other single country, but the Fund may invest more than 50% of its total assets in foreign securities, including emerging market securities.  The Fund may also invest in American Depositary Receipts ("ADRs").  ADRs are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund may also attempt, from time to time, to hedge (protect) against market risk and to generate income for the Fund by buying and selling put and call options on equity securities and equity security indices.  Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or other instrument from the writer of the option (in the case of a call option), or to sell a specified security or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  With respect to hedging strategies, options may be used to hedge securities or other positions held by the Fund.  To earn income in the form of the premium received for writing the option, the Fund could sell equity call options while at the same time positioning the Fund to sell the underlying equity securities at a targeted price determined by the Sub-Adviser.  The Sub-Adviser considers various factors, such as availability and cost, in deciding whether, when, and to what extent to use options or an options related strategy.

The Sub-Adviser is a research driven, fundamental investor, pursuing a growth strategy.  As a "bottom-up" investor focusing primarily on individual securities, the Sub-Adviser seeks companies that have identifiable drivers of future earnings growth and that present, in the Sub-Adviser's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.  The Sub-Adviser relies on a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price.  Competitive advantages such as a particular product niche, proven technology, sound financial position, and strong management are all factors the investment manager believes may contribute to strong growth potential.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective.  A variety of specific factors may influence its investment performance, such as the following:

•	Concentration risk
•	Convertible securities risk
•	Derivatives risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Industry concentration risk
•	Investment style risk
•	Liquidity risk
•	Managed portfolio risk
•	Sector risk
•	Small-capitalization investing risk

Please see the "Glossary of Risks" section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund's Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty risk
•	Credit risk
•	Currency risk
•	Depositary receipts risk
•	Emerging markets and less developed risk
•	Interest rate risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Glossary of Risks

Asset-based securities risk – Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resources, such as precious metals, as well as, other assets, such as credit card receivables.  Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation.  There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets.  For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals.  The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.  Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.  See "Precious Metals Related Securities Risk" for further information.

Borrowing risk – Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund's portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund's return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Commodity-linked derivatives risk – The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund's investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time, the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-linked notes risk – Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.  There may be a change in the tax treatment of commodity-linked notes, which could impact the Fund's use of commodity-linked notes in the implementation of its investment strategy.  The Fund could lose money investing in commodity-linked notes.

Commodities regulatory and tax risk – Commodity-related operating companies typically are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.

Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the Commodity Futures Trading Commission ("CFTC") but also by self-regulatory organizations such as the NFA.  Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading.  Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make.  The regulation of commodity transactions in the U.S. is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.  Alternatively, future regulatory developments may impact the Fund's ability to invest in commodity-linked derivatives.

The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.  Although the Internal Revenue Service ("IRS") previously issued numerous private letter rulings that income and gain generated by investments in commodity-linked notes and income generated by investments in wholly owned foreign subsidiaries ("controlled foreign corporations") that invest in commodities and commodity-linked derivative instruments to constitute "qualifying income" under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended  ("Code"), the IRS suspended the issuance of these rulings in 2011. If the IRS changes its position relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategy.

Each Fund that has a wholly owned subsidiary, organized under the laws of the Cayman Islands, that invests in commodities and related instruments has received an opinion of counsel that the income and gain the Fund derives from the subsidiary should be qualifying income under Subchapter M of the Code.  An opinion of counsel, however, is not binding on the IRS or the courts.

Commodity risk –  Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and commodity-exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted.  Because of exposure to the commodities market, the value of the Fund may decline and fluctuate in a rapid and unpredictable manner.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their common stock may react similarly and move in unison to these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund's holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Security
The Fund's portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund's investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Convertible securities normally are "junior" securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter ("OTC") derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty's obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty's obligations are secured by collateral because the Fund's interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund's clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member's customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund's initial margin, the Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund's cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value.  When a fixed-income security is not rated, the Fund's investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.  In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest

Currency risk – Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund's foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are subject to certain risks.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Where the custodian or similar financial institution that holds the issuer's shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.
Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program.  To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material.

Depositary receipts involve many of the same risks as direct investments in foreign securities, these risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  The Fund's investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund's investment manager must correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio.  If the Fund's investment manager uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund's liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.  The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund's use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund's exposure to interest rates, currency exchange rates or other investments.  As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund's investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act's definition of "swap" and "security-based swap."  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as "position limits," on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager's trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property.  Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody.  Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country's stability and prospects for continued growth.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.  Investments in emerging market securities tend to be more volatile than investments in developed countries.

Less developed countries, or frontier market countries, are emerging market countries that are considered to be among the smallest, least mature and least liquid.  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund's shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Fixed income risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates will generally cause the prices of bonds and other fixed income debt securities to fall.  In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Longer maturity fixed income securities may be subject to greater price fluctuations than shorter maturity fixed income securities.  Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default.  The Fund may be subject to a greater risk of rising interest rates in periods of historically low rates.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds' expenses and may limit the Funds' performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Forward foreign currency exchange contracts risk – Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Indexed and inverse securities risk – Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund's investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund's portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund's value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund's value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Investment style risk – The returns from a certain investment style may trail returns from the overall stock market.  For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends.  A value stock may not increase in price if other investors fail to recognize the company's value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings.  Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met their valuations may return to more typical norms, causing their stock prices to fall.  Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.  The effect of using leverage is to amplify the Fund's gains and losses in comparison to the amount of the Fund's assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile. To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions.  Such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  "Illiquid security" typically is defined as a security that cannot be sold or disposed of within seven (7) days, at price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations.  Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective, or may negatively affect the Fund's investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock's price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer's credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond's price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Model risk – The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, causing the Fund to underperform its benchmark or other funds with a similar investment objective.

Non-diversification risk – The Fund is "non-diversified." As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the "1940 Act"), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified."  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Restricted securities risk – Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement.  Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for the securities.  Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers' choice of securities within the sector for investment.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel. Airline deregulation has substantially diminished the government's role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry.  Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets.  Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market.  Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors.  Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.  A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (1) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (2) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (3) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (4) confront challenging environmental conditions, including natural or man-made disasters; (5) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (6) incur risks associated with the operation of nuclear power plants; and (7) face the effects of energy conservation and other factors affecting the level of demand for services.  Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits.  The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.  Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility's ability to meet its obligations to its suppliers.  Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company's profitability and the value of its securities.  In addition, federal, state and municipal governmental authorities may review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants.  Any of these factors could result in a material adverse impact on the Fund's holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.  In addition, when a Fund trades securities in foreign markets, especially in emerging and frontier markets, settlement and clearance procedures may differ significantly from those in the United States.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.  At times, settlements in certain foreign countries have not kept pace with the number of securities transactions.  These problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.  Small caps may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Many small capitalization companies may be in the early stages of development.  Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Subsidiary risk (for JNL/AllianceBernstein Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Commodity Securities Strategy Fund, JNL/BlackRock Global Allocation Fund, and JNL/Ivy Asset Strategy Fund only) – Each such Fund is the sole owner of a Cayman Islands entity (each, a "Subsidiary").  Each Fund invests directly in its Subsidiary.  By investing in its Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by its parent Fund and are subject to the same risks that apply to similar investments held directly by the Fund (see "Commodity-linked derivatives risk," "Commodities regulatory and tax risk [except the part thereof relating to federal income tax risks]," and "Commodity Risk" above). There can be no assurance that the investment objective of any Subsidiary will be achieved. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary is managed by the Fund's Adviser and Sub-Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of its parent Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in this Prospectus and the Statement of Additional Information ("SAI") and could affect the Fund.

Swaps risk – Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein.

The Dodd–Frank Act mandates a new regulatory framework for trading swaps in the United States.  Standardized swaps will be required to be executed on or subject to the rules of designated contract markets or swap execution facilities and cleared by a central counterparty, a derivatives clearing organization ("DCO").  Central clearing is intended to reduce the risk of default by the counterparty.  However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin.  There may also be risks introduced of a possible default by the DCO or by a clearing member or futures commission merchant through which a swap is submitted for clearing.  The regulations to implement the Dodd-Frank Act are still being developed so there may be further changes to the system intended to safeguard the collateral of parties to swaps.

Tax risk (for JNL/AllianceBernstein Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Commodity Securities Strategy Fund, JNL/BlackRock Global Allocation Fund, and JNL/Ivy Asset Strategy Fund only) – In order for a Fund to qualify as a RIC, it must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI.  Income from commodities and certain commodity-linked derivative instruments in which a Fund may invest is not considered qualifying income.  A Fund will therefore annually seek to restrict its income from commodities, commodity-linked derivative instruments, such as commodity-linked swaps, and other investments that do not generate qualifying income to a maximum of 10% of its gross income.

A Fund's investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code.  The Fund has received an opinion of counsel that the annual net income, if any, realized by a Subsidiary and imputed for income tax purposes to its parent Fund should constitute qualifying income for purposes of the Fund's remaining qualified as a RIC.  The tax treatment of commodity-linked notes, other commodity-linked derivatives and a Fund's investments in its Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of a Fund's taxable income or gains and of distributions made by a Fund.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price. In addition, these investments may create a form of investment leverage, which may increase the Fund's volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

STATEMENT OF ADDITIONAL INFORMATION
JULY 20, 2015

JNL SERIES TRUST
JNL/Franklin Templeton Natural Resources Fund
(a series of Jackson Variable Series Trust)
 (the "Acquired Fund")
AND
JNL/BlackRock Commodity Securities Strategy Fund
(a series of JNL Series Trust)
 (the "Acquiring Fund")
1 Corporate Way
 Lansing, Michigan 48951
 (517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Franklin Templeton Natural Resources Fund	JNL/BlackRock Commodity Securities Strategy Fund
This Statement of Additional Information (the "SAI") relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund's assumption of all of the Acquired Fund's liabilities (the "Reorganization").  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other shareholders of the Acquired Fund as of July 6, 2015.
This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:
(1)            The Acquired Fund's Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 333-177369 and 811-22613);
(2)            The Acquiring Fund's Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 033-87244 and 811-8894);
(3)            The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 2014 (File Nos. 333-177369 and 811-22613);
(4)            The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated July 20, 2015, relating to the Reorganization (the "Proxy Statement/Prospectus") may be obtained, without charge, by writing to JNLST at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION
JNL/Franklin Templeton Natural Resources Fund merging into JNL/BlackRock Commodity Securities Strategy Fund
In accordance with the instructions to the Form N-14 proxy statement and prospectus, pro forma financial information for JNL/Franklin Templeton Natural Resources Fund, formerly known as Curian/Franklin Templeton Natural Resources Fund ("Franklin Templeton Fund") and JNL/BlackRock Commodity Securities Strategy Fund ("BlackRock Fund") after giving effect to the proposed Reorganization is not required to be included in this SAI because the net assets of the Franklin Templeton Fund as of July 6, 2015, within 30 days prior to date of filing of the proxy statement and prospectus for the proposed Reorganization, are less than 10 percent of the net assets of the BlackRock Fund.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Members Meeting 1 Corporate Way Lansing, MI on August 31, 2015
Please detach at perforation before mailing.
VOTING INSTRUCTION CARD
JNL/FRANKLIN TEMPLETON NATURAL RESOURCES FUND,
A SERIES OF JACKSON VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF SHAREHOLDERS – AUGUST 31, 2015
[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/Franklin Templeton Natural Resources Fund, a series of Jackson Variable Series Trust (the “Trust”) attributable to his or her variable annuity contract (“Variable Contract”) at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, August 31, 2015 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, August 18, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.
These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.
The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date
PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL/Franklin Templeton Natural Resources Fund,
a series of Jackson Variable Series Trust
To Be Held on August 31, 2015
The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the voting instruction card are available without charge at: https://www.proxy-direct.com/jac-26403.
Please detach at perforation before mailing.
PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by Jackson Variable Series Trust’s Board of Trustees, which provides for the reorganization of the JNL/Franklin Templeton Natural Resources Fund, a series of Jackson Variable Series Trust, into JNL/BlackRock Commodities Securities Strategy Fund, a series of JNL Series Trust.
		[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	[ ]	[ ]	[ ]
EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

EVERY MEMBER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Member Meeting 1 Corporate Way Lansing, MI on August 31, 2015
Please detach at perforation before mailing.
PROXY	JNL/FRANKLIN TEMPLETON NATURAL RESOURCES FUND OF	PROXY
THE JACKSON VARIABLE SERIES TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF MEMBERS – AUGUST 31, 2015
The undersigned member hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Members of the JNL/Franklin Templeton Natural Resources Fund of the Jackson Variable Series Trust (the “Trust”) to be held at 1 Corporate Way, Lansing, Michigan, on Monday, August 31, 2015 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments thereof, all shares of the Trust which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.
This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	JAC_26817_061915-FRNK
PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY MEMBER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Meeting of Members of the JNL/Franklin Templeton Natural Resources Fund of the
Jackson Variable Series Trust To Be Held on August 31, 2015
The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Members and the form of proxy card are available at https://www.proxy-direct.com/jac-26817
Please detach at perforation before mailing.
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PLAN OF REORGANIZATION.

	FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by the Jackson Variable Series Trust’s Board of Trustees, which provides for the reorganization of the JNL/Franklin Templeton Natural Resources Fund, a series of the Jackson Variable Series Trust, into the JNL/BlackRock Commodities Strategy Fund, a series of the JNL Series Trust.
	[ ]	[ ]	[ ]
EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
JAC_26817_061915-FRNK

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